SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 20, 2003

FAIRMARKET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29423	04-3551937
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

500 Unicorn Park Drive, Woburn, Massachusetts  01801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 376-5600

Item 5.  Other Events

On June 20, 2003, FairMarket, Inc. (“FairMarket”) and eBay Inc. (“eBay”) announced that they had entered into an Asset Purchase Agreement, dated as of that date (the “Asset Purchase Agreement”), which sets forth the terms and conditions pursuant to which FairMarket will sell substantially all of its technology and business assets to eBay for consideration of $4.5 million in cash (the “Asset Sale”).  Of this total, $2.5 million will be paid to FairMarket at closing and $2 million will be held in escrow for a period of two years following the closing in order to secure FairMarket’s indemnification obligations under the Asset Purchase Agreement.  In addition to purchasing specified assets, which include all of FairMarket’s intellectual property and its rights under most of its customer contracts, eBay will assume certain of FairMarket’s obligations under those existing customer contracts assumed by eBay.  In connection with the Asset Sale, the parties have also entered into a Transition Services Agreement pursuant to which FairMarket will provide services to eBay after the closing of the Asset Sale to fulfill customer service obligations under the customer contracts assumed by eBay.  eBay will pay FairMarket for providing such services, generally based on FairMarket’s cost.  Subject to earlier termination by eBay, the Transition Services Agreement will expire on December 31, 2003 or a later date at the election of eBay, but in no event later than January 31, 2004.  In addition, FairMarket and eBay agreed to terminate, effective upon the closing of the Asset Sale, all existing commercial agreements solely between eBay and FairMarket, except with respect to certain continuing indemnification obligations.  The foregoing description of the Asset Purchase Agreement and the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Exhibit 2.1 and the Transition Services Agreement attached hereto as Exhibit 99.1, each of which is incorporated herein by reference.

Consummation of the Asset Sale is subject to a number of customary conditions, including, but not limited to, the approval of the Asset Purchase Agreement by FairMarket’s stockholders.  eBay has entered into voting agreements with certain significant stockholders of FairMarket and Nanda Krish, Chief Executive Officer of FairMarket, who collectively hold an aggregate of approximately 35% of FairMarket’s total outstanding shares entitled to vote at the stockholders meeting, pursuant to which they have agreed to vote their shares in favor of the Asset Sale (collectively, the “Voting Agreements”).  In addition, eBay has agreed to vote its shares of FairMarket Series B Preferred Stock in favor of, among other things, the Asset Sale.

FairMarket has amended its Shareholder Rights Agreement to provide that none of the execution and delivery of the Voting Agreements and the Asset Purchase Agreement, the consummation of the Asset Sale or the exercise by the parties thereto of their respective rights under the Voting Agreements will trigger the rights under the Shareholder Rights Agreement.  The foregoing description of the amendment to the Shareholder Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1 to Shareholder Rights Agreement attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Simultaneously with the announcement of the Asset Sale, FairMarket stated its intention to announce a cash distribution to its stockholders of approximately $38 million.  FairMarket has not set a record or payment date for such distribution, but currently expects that the distribution would be paid shortly after the closing of the Asset Sale.

The press release issued by FairMarket with respect to the announcement of the above-described transactions is attached hereto as Exhibit 99.3 and is hereby incorporated herein by reference in its entirety.

On February 14, 2003, Lloyd I. Miller, III filed an amended Schedule 13D with the Securities and Exchange Commission, including a letter addressed to FairMarket’s Secretary in which Mr. Miller nominated himself and Raymond L. Steale for election as Class III directors of FairMarket at FairMarket’s 2003 annual meeting of stockholders (the “2003 Annual Meeting”).  Mr. Miller has also made several filings with the Securities and Exchange Commission on Schedule 14A with the intention of soliciting proxies to elect his nominees in opposition to FairMarket’s nominee.  On June 20, 2003, FairMarket entered into a Settlement Agreement (the “Settlement Agreement”) with Mr. Miller and entities affiliated with Mr. Miller (together, the “Miller Entities”), pursuant to which the Miller Entities agreed to withdraw their director nominations with respect to the 2003 Annual Meeting, not to engage in a proxy contest at the 2003 Annual Meeting and to vote in favor of Shikhar Ghosh for re-election as a Class III director at the 2003 Annual Meeting.  In the Settlement Agreement, FairMarket agreed to expand its board of directors to six members, to nominate Mr. Miller for election to the board of directors as a Class III director (term expiring in 2006) at the 2003 Annual Meeting, and to reimburse the Miller Entities for certain expenses.  FairMarket entered into the Settlement Agreement in order to avoid the expense and diversion of management attention that would have been required to defend against a proxy contest.  The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit 2.1	Asset Purchase Agreement, dated as of June 20, 2003, between eBay and FairMarket (1)
Exhibit 99.1	Transition Services Agreement, dated as of June 20, 2003, between eBay and FairMarket (2)
Exhibit 99.2	Amendment No. 1 to Shareholder Rights Agreement, dated as of June 20, 2003, between FairMarket and Equiserve Trust Company, N.A.
Exhibit 99.3	Press Release of FairMarket dated June 20, 2003 (3)
Exhibit 99.4	Settlement Agreement, dated as of June 20, 2003, between FairMarket, Lloyd I. Miller, III and each of the entities listed on Schedule A thereto

_____________________

(1)

The exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  FairMarket will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

(2)

The exhibits and schedules to the Transition Services Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  FairMarket will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

(3)	Incorporated by reference from FairMarket’s filing with the Commission pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, on June 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FAIRMARKET, INC.
Date: June 25, 2003	By:	/s/ JANET SMITH
	Name:	Janet Smith
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement, dated as of June 20, 2003, between eBay and FairMarket (1)
Exhibit 99.1	Transition Services Agreement, dated as of June 20, 2003, between eBay and FairMarket (2)
Exhibit 99.2	Amendment No. 1 to Shareholder Rights Agreement dated as of June 20, 2003 between FairMarket and Equiserve Trust Company, N.A.
Exhibit 99.3	Press Release of FairMarket dated June 20, 2003 (3)
Exhibit 99.4	Settlement Agreement, dated as of June 20, 2003, between FairMarket, Lloyd I. Miller, III and each of the entities listed on Schedule A thereto

_____________________

(1)

The exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  FairMarket will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

(2)

The exhibits and schedules to the Transition Services Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  FairMarket will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

(3)	Incorporated by reference from FairMarket’s filing with the Commission pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, on June 20, 2003.